Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
OPERATING EXPENSES
General and administrative expenses	$ 1,876,932	$ 3,402,952
Franchise tax	5,243	18,596
Total operating expenses	1,882,175	3,421,548
OTHER INCOME (EXPENSE)
Interest income on investments held in Trust Account	110,291	850,641
Finance costs – amortization of debt issuance	(235,630)	(78,039)
Subscription expense	(164,000)
Gain on return of capital liability change	16,400
Reversal of interest and penalties on excise tax liability	888,340
Total other income, net	615,401	772,602
LOSS BEFORE PROVISION FOR INCOME TAXES	(1,266,774)	(2,648,946)
Provision for income taxes	(4,453)
NET LOSS	$ (1,271,227)	$ (2,648,946)
Weighted average shares outstanding of Class A common stock (in Shares)	10,057,621	11,243,598
Basic net loss per share (in Dollars per share)	$ (0.13)	$ (0.24)
Diluted net loss per share (in Dollars per share)	$ (0.13)	$ (0.24)